SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported): November 27, 1996


                          PENN NATIONAL GAMING, INC.
                (Exact Name of Registrant Specified in Charter)


           Pennsylvania           0-24206          23-2234473
          (State or Other    (Commission File    (I.R.S. Employer
          Jurisdiction of         Number)       Identification No.)
           Incorporation)




            Wyomissing Professional Center
            825 Berkshire Blvd., Suite 203
               Wyomissing, Pennsylvania                     19610
------------------------------------------------       ---------------
       (Address of Principal Executive Offices)           (Zip Code)
                                                       ---------------




      Registrant's telephone number, including area code: 610-373-2400



                  -------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.     Acquisition or Disposition of Assets.

            On November 27, 1996, Penn National Gaming, Inc. (the "Company") completed its previously announced acquisition of Pocono Downs Racetrack, located in Wilkes-Barre, Pennsylvania and its two off-track wagering facilities located in Lehigh County, Pennsylvania and Erie, Pennsylvania (the "Pocono Downs Acquisition"). The transaction was consummated by the purchase all of the issued and outstanding shares of capital stock of The Plains Company, and all of the limited partnership interests in Lehigh Off-Track Wagering, L.P. and Peach Street Ltd. Partnership, pursuant to a Purchase Agreement, dated September 13, 1996 (the "Purchase Agreement"), between the Estate of Joseph B. Banks and the Company. The purchase price for the Pocono Downs Acquisition was $47,000,000 in cash, subject to adjustment based on a closing date balance sheet to be prepared after the closing. The Purchase Agreement was attached as Exhibit 10.54 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 and is incorporated herein by reference.

            In addition, on November 27, 1996, the Company entered into a Credit Agreement (the "Credit Agreement") with various banks, CoreStates Bank, N.A., as Co-Agent, and Bankers Trust Company, as Agent. The Credit Agreement provides for
(i) a $47,000,000 term loan which was used to fund the Pocono Downs Acquisition,
(ii) a $23,000,000 term loan, available for the purchase by a joint venture in which the Company holds an 80% ownership interest of all of the assets of Charles Town Racing Limited Partnership and Charles Town Races, Inc. and (iii) a $5,000,000 revolving loan. The Credit Agreement is attached hereto as Exhibit
10.1 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Financial Statements of Businesses Acquired.

                  To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K must be filed.

            (b)   Pro Forma Financial Information (unaudited).

                  To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K must be filed.

            (c)   Exhibits.

                  2.1 Purchase Agreement, dated September 13, 1996, between the Estate of Joseph B. Banks and Penn National Gaming, Inc., incorporated by reference from the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 (Exhibit 10.54).

                  10.1 Credit Agreement, dated as of November 27, 1996, among Penn National Gaming, Inc., various banks, CoreStates Bank, N.A., as Co-Agent and Bankers Trust Company, as Agent.

                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PENN NATIONAL GAMING, INC.
                                  (Registrant)


                               By /s/ Robert S. Ippolito

                               Robert I. Ippolito
                               Chief Financial Officer
                               Secretary/Treasurer


Dated: December 12, 1996

                                 Exhibit Index


Exhibit



10.1 Credit Agreement, dated as of November 27, 1996, among Penn National Gaming, Inc., various banks, CoreStates Bank, N.A., as Co-Agent and Bankers Trust Company, as Agent.